SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): May 6, 2003 (April 16, 2003)




                              BANCAFFILIATED, INC.
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             (Exact name of Registrant as specified in its Charter)



        MARYLAND                         1-16433                75-2926393
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

    500 Harwood Road, Bedford, Texas                              76021
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (817) 285-6195



                                       N/A
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          (Former Name or Former Address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated April 16, 2003

Item 9.  Regulation FD Disclosure.

         On April 16, 2003, BancAffiliated, Inc. issued a press release announcing its fiscal third quarter earnings. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         The information under this caption is intended to be furnished by BancAffiliated, Inc. under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCAFFILIATED, INC.




Date:       May 6, 2003                     By:  /s/ Garry J. Graham
         ---------------------------           ---------------------------------
                                               Garry J. Graham
                                               President, Chief Executive
                                               Officer and Chief Financial
                                               Officer

                                  EXHIBIT INDEX




Exhibit No.                  Description
-----------                  -----------

  99.1                       Press Release dated April 16, 2003